UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20283 State Road 7 Boca Raton, FL	33498
(Address of Principal Executive	(Zip Code)
Offices)

Registrant’s telephone number, including area code: (561) 237-2931

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, the Board of Directors of Stem Holdings, Inc. accepted the resignation of Jim Murphy as a director of the Company. The Company’s Board is not currently planning a replacement for Mr. Murphy and the Company’s Board of Directors now comprises four (4) members.

Mr. Murphy submitted his resignation to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2017

Stem Holdings, Inc.
/s/ Adam Berk
By: Adam Berk
Title: President